Webcast Presentation January 28, 2016 Q4 & Year End 2015 Earnings

2 Q4 & FY 2015 Earnings Webcast, 1/28/16 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of acquired businesses; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2014 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q4 & FY 2015 Earnings Webcast, 1/28/16 2015 Highlights …performance in-line with most recent outlook Q4 • Organic sales were down 5% in the US and down 14% in Canada • Free cash flow of over 200% of net income Full Year • Organic sales were down 2% in the US and down 7% in Canada • Oil and gas sales down approximately 25% • Cost controls partially mitigated sales and margin declines • Completed Hill Country and Needham acquisitions • Repurchased 2.5 million shares 1.6 6.0 6.7 8.1 3.2 (3.0) (5.3) (7.6) Organic Growth (%) Oct (5)% Nov (8)% Dec (10)% Note: Workday adjusted; see appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2015

Industrial End Market

Core Sales Growth versus Prior Year


39%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial
5.0%
(4.1%)
(10.2%)
(14.2%)
(16.7%)
2015
(11.3%)
FY 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Note: Excludes acquisitions during the first year of ownership. Workday adjusted.

- Q4 2015 Sales
  - Down 17% versus prior year (down 11% in the U.S. and down 22% in Canada in local currency)
  - Down 2% sequentially
  - Sales declines driven by oil and gas, metals and mining and OEM customers
- Reduced demand outlook, weak commodity prices and strong U.S. dollar weighing on manufacturing sector causing deferred maintenance and project spending.
- Global Account and Integrated Supply bidding activity levels increased each quarter throughout 2015.
- Customer trends include higher expectations for supply chain process improvements, cost reductions, and supplier consolidation.



Industrial

Renewed a multi-year contract with a global manufacturer of environmental water treatment applications to supply OEM electrical material.

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Q4 & FY 2015 Earnings Webcast, 1/28/16

Construction End Market

Core Sales Growth versus Prior Year


32%
Construction
• Non-Residential
• Residential


1.5%
3.9%
(7.7%)
(10.5%)
(12.5%)
2015 (7.3%)
FY 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Note: Excludes acquisitions during the first year of ownership. Workday adjusted.

- Q4 2015 Sales
  - Down 13% versus prior year (down 7% in U.S. and down 9% in Canada in local currency)
  - Down 5% sequentially
  - Sales declines driven by weakness with contractors serving industrial market partially offset by growth with commercial construction contractors
- Core backlog declined seasonally in Q4 and is down 6% versus prior year, but is up 7% in Canada in local currency
- Expecting modest uptrend in U.S. non-residential construction outside of oil and gas, metals and mining.
- Non-residential construction market still well below its prior peak in 2008.



Construction

Awarded a contract for a renewable energy upgrade to provide solar modules, lighting and gear for a government medical center.

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Q4 & FY 2015 Earnings Webcast, 1/28/16

6 Q4 & FY 2015 Earnings Webcast, 1/28/16 Utility End Market Core Sales Growth versus Prior Year 15% Utility • Investor Owned • Public Power • Utility Contractors • Q4 2015 Sales − Flat versus prior year (up 4% in U.S. and down 11% in Canada in local currency) − Down 1% sequentially • Fifth consecutive year of year-over-year sales growth. • Scope expansion and value creation with IOU, public power, and generation customers providing utility sales growth. • Continued interest for Integrated Supply solution offerings. • Secular improvement in housing market, renewables growth, and consolidation trend within Utility sector expected to be positive catalyst for future spending. Utility Awarded contract to provide operating materials for the electrical and water systems of a large public utility. Note: Excludes acquisitions during the first year of ownership. Workday adjusted. 6.6% 6.5% 5.7% 1.7% 0.1% FY 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 3.4%

7 Q4 & FY 2015 Earnings Webcast, 1/28/16 CIG End Market • Q4 2015 Sales − Down 4% versus prior year (up 7% in US and down 22% in Canada in local currency) − Down 3% sequentially • Strong growth with government customers and bidding activity levels remain high. • Customer focus remains on energy efficiency (lighting, automation, metering) and security. • Opportunities exist to support data center construction and retrofits and cloud technology projects. Government Core Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Awarded a contract with an international telecommunications provider to supply data communication equipment products in Chile. 4.5% 4.3% (0.5%) (3.0%) (3.5%) Note: Excludes acquisitions during the first year of ownership. Workday adjusted. FY 2014 Q2 2015 Q1 2015 Q3 2015 Q4 2015 2015 (0.8%)

8 Q4 & FY 2015 Earnings Webcast, 1/28/16 Q4 2015 Results Outlook Actual YOY Sales (5)% to (8)% $1.86B (6.7)% growth (7.6)% organic, workday adjusted Gross Margin 19.5% Down 70 bps SG&A $257M, 13.8% Down 2%, Up 70 bps Operating Profit $90M Down 28% Operating Margin 5.0% to 5.2% 4.8% Down 140 bps Effective Tax Rate 29% to 30% 39.3% Reported 28.0% Adjusted (1) Down 80 bps, adjusted 300 bps (5.2)% Growth 330 bps 380 bps $1.86B $2.00B Q4 2015 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. Q4 2014 Sales 370 bps 50 bps (14.4)% Growth (8.1)% Growth (7.6)% Organic Growth (6.7)% Growth 160 bps Workday Impact (1) See appendix for reconciliation of adjusted results.

9 Q4 & FY 2015 Earnings Webcast, 1/28/16 Full Year 2015 Results Outlook Actual YOY Sales (4)% to (5)% $7.52B (4.7)% growth (3.3)% organic Gross Margin 19.9% Down 50 bps SG&A $1,055M, 14.0% Down 2%, Up 40 bps Operating Profit $374M Down 20% Operating Margin ~ 5.0% 5.0% Down 90 bps Effective Tax Rate ~ 29% 31.4% Reported 28.5% Adjusted (1) Up 20 bps, adjusted 190 bps (1.5)% Growth 170 bps 110 bps $7.52B $7.89B FY 2015 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. FY 2014 Sales 330 bps 50 bps (7.2)% Growth (8.2)% Growth (3.3)% Organic Growth (4.7)% Growth (1) See appendix for reconciliation of adjusted results.

10 Q4 & FY 2015 Earnings Webcast, 1/28/16 EPS Walk Q4 FY 2014 $1.40) $5.18) Core Operations (0.41) (0.95) Acquisitions (0.05) (0.10) Foreign Exchange Impact (0.08) (0.31) Tax (0.04) (0.06) Share Count 0.11) 0.22) 2015 $1.03) $4.18)

11 Q4 & FY 2015 Earnings Webcast, 1/28/16 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 230.7 261.4 2014 2015 Cash Generation Free Cash Flow ($ Millions) See appendix for non-GAAP reconciliations. 125% of net income 84% of net income > $1B of free cash flow over last 4 years 2013 2014 Target Leverage 2.0x – 3.5x 3.8X Leverage (Total Par Debt to TTM EBITDA) 2015

12 Q4 & FY 2015 Earnings Webcast, 1/28/16 2016 Outlook Q1 FY Sales (4)% to (1)% Flat to (5)% Operating Margin 3.8% to 4.1% 4.8% to 5.0% Effective Tax Rate ~30% ~ 30% EPS $3.75 to $4.20 Free Cash Flow >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.70 in Q1.

13 Q4 & FY 2015 Earnings Webcast, 1/28/16 Appendix

14 Q4 & FY 2015 Earnings Webcast, 1/28/16 WESCO Profile 2015 39% 32% 15% 14% 40% 15% 15% 11% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors

15 Q4 & FY 2015 Earnings Webcast, 1/28/16 Sales Growth 2013 2014 2015 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Consolidated 12.6 13.2 16.6 14.3 14.2 0.2 5.9 7.6 6.1 5.0 0.3 (4.4) (7.4) (6.7) (4.7) Acquisition Impact 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.8 1.6 1.4 1.2 1.6 2.0 3.0 2.0 Core (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 5.8 4.5 3.6 (0.9) (6.0) (9.4) (9.7) (6.7) FX Impact 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (0.9) (2.0) (1.6) (2.5) (3.0) (4.1) (3.7) (3.4) Organic (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 6.7 6.5 5.2 1.6 (3.0) (5.3) (6.0) (3.3) WD Impact (1.6) 1.6 (1.6) (0.4) (1.6) 1.6 Normalized Organic (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 6.7 8.1 5.6 3.2 (3.0) (5.3) (7.6) (3.3) Estimated Price Impact 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5 0.5 0.5 0.0 0.0 0.0 0.0 0.0 (%)

16 Q4 & FY 2015 Earnings Webcast, 1/28/16 Q4 2015 Sales Growth – Geography U.S. Canada International Total Change in net sales 0.8 (26.0) (15.3) (6.7) Impact from acquisitions 4.4 - - 3.0 Impact from foreign exchange rates - (13.2) (8.8) (3.7) Impact from number of workdays 1.6 1.6 1.6 1.6 Normalized organic sales growth (5.2) (14.4) (8.1) (7.6) (%)

17 Q4 & FY 2015 Earnings Webcast, 1/28/16 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Full Year 2015 vs. 2014 Q4 2015 vs. Q4 2014 Q4 2015 vs. Q3 2015 Q4 Q4 Q4 Q3 2015 2014 % Growth 2015 2014 % Growth 2015 2015 % Growth Industrial Core 2,940 3,315 (11.3) % 701 825 (15) % 701 726 (3.6)% Construction Core 2,300 2,480 (7.3) % 570 639 (10.8) % 570 608 (6.1)% Utility Core 1,143 1,105 3.4% 291 286 1.7% 291 297 (2.0)% CIG Core 1,009 1,017 (0.7) % 247 252 (2.0) % 247 259 (4.6)% Total Core Gross Sales 7,392 7,917 (6.6) % 1,809 2,002 (9.6) % 1,809 1,890 (4.3)% Total Gross Sales from Acquisitions 154 - - 60 - - 60 41 -00 Total Gross Sales 7,546 7,917 (4.7) % 1,869 2,002 (6.7) % 1,869 1,931 (3.2)% Gross Sales Reductions/Discounts (27) (27) - (7) (6) - (7) (7) -00 Total Net Sales 7,519 7,890 (4.7) % 1,862 1,996 (6.7) % 1,862 1,924 (3.2)%

18 Q4 & FY 2015 Earnings Webcast, 1/28/16 Adjusted Tax Rate ($ Millions) Q4 2015 FY 2015 Reported Results Adjustments (1) Adjusted Results Reported Results Adjustments (1) Adjusted Results Income before income taxes 80.1 (9.4) 70.7 303.9 (9.4) 294.5 Provision for income taxes 31.5 (11.7) 19.8 95.5 (11.7) 83.8 Effective tax rate 39.3% 28.0% 31.4% 28.5% (1) Relates to the resolution of transfer pricing matters.

19 Q4 & FY 2015 Earnings Webcast, 1/28/16 Outstanding at December 31, 2014 Outstanding at December 31, 2015 Debt Maturity Schedule AR Revolver (V) 430 525 2018 Inventory Revolver (V) 8 75 2020 Senior Notes (F) 500 500 2021 2019 Term Loans (V) 252 175 2019 2029 Convertible Bonds (F) 345 345 2029 (1) Other (V) 51 45 N/A Total Par Debt 1,586 1,665 Capital Structure Key Financial Metrics YE 2014 YE 2015 Cash 128 160 Capital Expenditures 21 22 Free Cash Flow 231 261 Liquidity (2) 638 546 ($ Millions) V = Variable Rate Debt 1 = No put; first callable date September 2016. F = Fixed Rate Debt 2 = Total availability under asset-backed credit facilities plus invested cash.

20 Q4 & FY 2015 Earnings Webcast, 1/28/16 Financial Leverage Twelve Months Ended December 31, 2015 Financial leverage ratio: Income from operations $ 374 Depreciation and amortization 65 EBITDA $ 439 December 31, 2015 Current debt and short-term borrowings $ 44 Long-term debt 1,457 Debt discount related to convertible debentures and term loan (1) 164 Total debt including debt discount $ 1,665 Financial leverage ratio 3.8X (1)The convertible debentures and term loan are presented in the condensed consolidated balance sheets in long-term debt net of the unamortized discount. ($ Millions)

21 Q4 & FY 2015 Earnings Webcast, 1/28/16 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (163.3) 181.6 Convertible Debt At December 31, 2015 Non-Cash Interest Expense ($ Millions) 2013 2014 2015 Convertible Debt 4.3 4.1 6.1 Amortization of Deferred Financing Fees 4.9 4.4 6.1 FIN 48 0.6 1.0 (8.7) Accrued Interest 0.4 (1.4) - Total 10.2 8.1 3.5 Convertible Debt and Non-Cash Interest

22 Q4 & FY 2015 Earnings Webcast, 1/28/16 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $20.00 - 0.11 42.27 $30.00 0.45 0.20 42.82 $40.00 3.33 0.34 45.83 Q4 2015 Average $46.61 4.55 0.45 47.16 $50.00 5.05 0.48 47.70 $60.00 6.20 0.56 48.93 $70.00 7.02 0.75 49.93 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,947,533 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $344.9 million/1,000 x 34.6433 3 (Underlying Shares x Avg. Quarterly Stock Price) minus $344.9 million Avg. Quarterly Stock Price 4 Basic Share Count of 42.2 million shares

23 Q4 & FY 2015 Earnings Webcast, 1/28/16 Free Cash Flow Reconciliation Q4 2014 Q4 2015 2014 2015 Cash flow provided by operations 111.4 107.1 251.2 283.1 Less: Capital expenditures (4.5) (5.5) (20.5) (21.7) Free Cash Flow 106.9 101.6 230.7 261.4 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's financing needs. ($ Millions)

24 Q4 & FY 2015 Earnings Webcast, 1/28/16 Work Days Q1 Q2 Q3 Q4 FY 2014 63 64 64 62 253 2015 62 64 64 63 253 2016 64 64 64 62 254